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                                                                      Exhibit 21


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                                                                   STATE OR OTHER
                                                                   JURISDICTION OF
                                                                   INCORPORATION
SUBSIDIARY NAME                                                    OR ORGANIZATION
---------------                                                    ---------------
Bancorp Merchant Services Alliance, Inc.                           Oregon
(Wholly-owned subsidiary of United States National
Bank of Oregon)

Compass Group, Inc.                                                Washington
(Wholly-owned subsidiary of U. S. Bancorp)

First State Bank of Oregon                                         Oregon
(Wholly-owned subsidiary of U. S. Bancorp)

Idaho First Bank                                                   Idaho
(Wholly-owned subsidiary of U. S. Bancorp)

Mt. Hood Life Insurance, Inc.                                      Oregon
(Wholly-owned subsidiary of U. S. Bancorp)

Qualivest Capital Management, Inc.                                 Oregon
(Wholly-owned subsidiary of United States National
Bank of Oregon)

Tracy Mortgage Company                                             Oregon
(Wholly-owned subsidiary of U. S. Bancorp)

U. S. Bancorp Financial, Inc.                                      Oregon
(Wholly-owned subsidiary of U. S. Bancorp) dba U. S. Bancorp Financial (Los Angeles County, CA)

U. S. Bancorp Insurance                                            Oregon
(Wholly-owned subsidiary of First State Bank of Oregon) dba U. S. Bancorp Insurance, Inc. (Alaska, Arizona, New Jersey, Utah) dba Portland Insurance Agency (California, Wyoming) dba First State Insurance, Inc. (Montana)

U. S. Bancorp Insurance Agency, Inc.                               Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
  dba Mt. Hood Credit Life Insurance Agency, Inc.
  (Oregon, Arizona, Montana, Utah, Washington)
  dba Mt. Hood Insurance (Washington)
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
U. S. Bancorp Leasing & Financial                                  Oregon
(Wholly-owned subsidiary of United States National
Bank of Oregon)

U. S. Bancorp Mortgage Company                                     Oregon
(Wholly-owned subsidiary of United States National
Bank of Oregon)

U. S. Bancorp Securities                                           Oregon
(Wholly-owned subsidiary of United States National
Bank of Oregon)
  dba U. S. Bancorp Securities, Inc. (Washington)

U. S. Bank (Canada                                                 Canada
(Wholly-owned subsidiary of United States National
Bank of Oregon)

U. S. Bank Insurance Agency, Inc.                                  Oregon
(Wholly-owned subsidiary of United States National
Bank of Oregon)

U. S. Bank of California                                           California
(Wholly-owned subsidiary of U. S. Bancorp) dba U. S. Bank & Bank of the North Coast (California) dba U. S. Bank and U. S. Bank Insurance (Oregon)

U. S. Bank of Idaho, National Association                          U. S. A.
(Wholly-owned subsidiary of U. S. Bancorp)

U. S. Bank of Nevada                                               Nevada
(Wholly-owned subsidiary of U. S. Bancorp)

U. S. Bank of Washington, National Association                     U. S. A.
(Wholly-owned subsidiary of U. S. Bancorp)

U. S. Savings Bank of Washington                                   Washington
(Wholly-owned subsidiary of U. S. Bancorp) dba U. S. Bancorp Home Loans and U. S. Home Loans (Washington, Oregon) dba U. S. Bancorp Home Loans (California, Idaho, Nevada)

U. S. Trade Services, Inc.                                         Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
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
U. S. World Trade Corporation                                      Oregon
(Wholly-owned subsidiary of U. S. Bancorp)

United States National Bank of Oregon                              U. S. A.
(Wholly-owned subsidiary of U. S. Bancorp) dba U. S. Bank and U. S. Bank, National Association (Oregon)

Ward Cook, Inc.                                                    Oregon
(Wholly-owned subsidiary of West One Bank. Oregon, S.B.)

West One Bank, Idaho                                               Idaho
(Wholly-owned subsidiary of U. S. Bancorp)

West One Bank, Oregon                                              Oregon
(Wholly-owned subsidiary of U. S. Bancorp)

West One Bank, Oregon S.B.                                         Oregon
(Wholly-owned subsidiary of U. S. Bancorp)

West One Bank, Utah                                                Utah
(Wholly-owned subsidiary of U. S. Bancorp)

West One Bank, Washington                                          Washington
(Wholly-owned subsidiary of U. S. Bancorp)

West One Financial Services, Inc.                                  Idaho
(Wholly-owned subsidiary of U. S. Bancorp)

West One Insurance Services, Inc.                                  Idaho
(Wholly-owned subsidiary of West One Bank, Idaho)

West One Life Insurance Company                                    Arizona
(Wholly-owned subsidiary of U. S. Bancorp)

West One Trust Company (Utah)                                      Utah
(Wholly-owned subsidiary of U. S. Bancorp)

West One Trust Company, Washington                                 Washington
(Wholly-owned subsidiary of U. S. Bancorp)

Williams & Morris L.P., Inc.                                       Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
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